UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 12, 2017

Inotek Pharmaceuticals Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	001-36829	04-3475813
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

91 Hartwell Avenue Lexington, MA		02421
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (781) 676-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01	Other Events.

On October 12, 2017, Inotek Pharmaceuticals Corporation (“Inotek”) issued a press release announcing the filing with the U.S. Securities and Exchange Commission (the “SEC”) of its preliminary proxy statement in connection with the proposed merger pursuant to that certain Agreement and Plan of Merger and Reorganization, dated September 12, 2017, by and between Inotek, Rocket Pharmaceuticals, Ltd., a privately held biopharmaceutical company (“Rocket”), and Rome Merger Sub, a wholly owned subsidiary of Inotek (the “Merger Agreement”), pursuant to which Rome Merger Sub will be merged with and into Rocket (the “Merger”), with Rocket continuing after the Merger as the surviving corporation and a wholly-owned subsidiary of Inotek. The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

IMPORTANT ADDITIONAL INFORMATION HAS AND WILL BE FILED WITH THE SEC

This communication is being made in respect of the Merger between Inotek and Rocket. The proposed Merger will be submitted to the stockholders of Inotek for their consideration. In connection with the Merger, Inotek has filed a preliminary proxy statement with the SEC. A definitive proxy statement containing information about the Merger will be mailed to each Inotek stockholder entitled to vote at Inotek’s stockholder meeting. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER DOCUMENTS RELATING TO THE MERGER FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT INOTEK, ROCKET, AND THE MERGER AND RELATED MATTERS. Investors and stockholders may obtain copies of the preliminary proxy statement and all other documents filed with the SEC regarding the Merger, free of charge, at the SEC’s website (www.sec.gov). Investors may also obtain these documents, free of charge, from Inotek’s website (www.inotekpharma.com) under the link “Investors” and then under the tab “SEC Filings.”

Participants in Solicitation

Inotek, Rocket and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Inotek in connection with the Merger. Information about the directors and executive officers of Inotek is set forth in Inotek’s Form 10-K for the fiscal year ended December 31, 2016 and filed with the SEC on March 16, 2017 and the proxy statement filed with the SEC on April 26, 2017. Additional information regarding the interests of these participants and other persons who may be deemed participants in the Merger may be obtained by reading the proxy statement regarding the Merger. Free copies of these documents may be obtained from Inotek using the contact information below.

This document will not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These statements, as they relate to stockholder votes for or against the proposals set forth in the preliminary proxy statement, Inotek or Rocket, the management of either such company or the proposed transaction between Inotek and Rocket, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. These statements are based on current plans, estimates and projections, and therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Inotek and Rocket undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the pharmaceutical industry, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, those described in the documents Inotek has filed with the SEC as well as the possibility that (1) the parties may be unable to obtain stockholder or regulatory approvals required for the proposed transaction or may be required to accept conditions that could reduce the anticipated benefits of the Merger as a condition to obtaining regulatory approvals; (2) the length of time necessary to consummate the proposed transaction may be longer than anticipated; (3) the parties may not be able to satisfy the conditions precedent to consummate the proposed transaction; (4) the proposed transaction may divert management’s attention from Inotek’s ongoing business operations; (5) the anticipated benefits of the proposed transaction might not be achieved; (6) Rocket’s clinical programs and pre-clinical studies may not be successful or completed on time; (7) Rocket may not be able to successfully demonstrate safety and efficacy of its clinical programs or pre-clinical studies; (8) Rocket’s expectations regarding the future development of its clinical programs and pre-clinical studies may not materialize; (9) Rocket’s clinical programs may not obtain necessary regulatory or other approvals; (10) Rocket’s clinical programs may not meet proof of concept; (11) Rocket may not be able to raise the necessary capital to conduct Rocket’s clinical programs and pre-clinical studies or such capital may not be available; (12) the prospective market size of Rocket’s drug candidates may be different than currently anticipated; (13) the proposed transaction may involve unexpected costs; (14) the business may suffer as a result of uncertainty surrounding the proposed transaction, including difficulties in maintaining relationships with third parties or retaining key employees; (15) the parties may be unable to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; (16) the parties may be subject to risks related to the proposed transaction, including any legal proceedings related to the proposed transaction and the general risks associated with the respective businesses of Inotek and Rocket, including the general volatility of the capital markets, terms and deployment of capital, volatility of Inotek share prices, changes in the biotechnology industry, interest rates or the general economy, underperformance of Inotek’s or Rocket’s assets and investments, decreased ability to raise funds and the degree and nature of Inotek’s and Rocket’s competition, as well as the risk that unexpected reductions in Inotek’s cash balance could adversely affect the portion of the combined company that the Inotek stockholders retain; (17) activist investors might not approve of the proposed transaction; or (18) the risks that are more fully described in the section titled “Risk Factors” in Inotek’s most recent Quarterly Report on Form 10-Q and preliminary proxy statement filed with the SEC, as well as subsequent and other documents filed from time to time with the SEC by Inotek could materialize. Additionally, forward-looking statements related to Rocket’s future expectations are subject to numerous risks and uncertainties, including risks that planned development milestones and timelines will not be met. Additional risks relating to Rocket’s business and operations are set forth in the proxy statement that Inotek is filing to seek stockholder approval of the Merger. Neither Inotek nor Rocket gives any assurance that either Inotek or Rocket will achieve its expectations.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Inotek described in the “Risk Factors” section of its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, proxy statement and other documents filed by Inotek from time to time with the SEC, as well as Risk Factors relating to Rocket in the preliminary proxy statement and that will be contained in the definitive proxy statement for the proposed transaction between Inotek and Rocket. All forward-looking statements included in this document are based upon information available to Inotek and Rocket the date hereof, and neither Inotek nor Rocket assumes any obligation to update or revise any such forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release of Inotek Pharmaceuticals Corporation, dated October 12, 2017

*    *     *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2017	INOTEK PHARMACEUTICALS CORPORATION

	By:	/s/ Dale Ritter
Dale Ritter
Vice President – Finance

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Inotek Pharmaceuticals Corporation, dated October 12, 2017